UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        March 1, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                   (a) On March 1, 2005, the Board of Directors of the Company approved an amendment to Article III, Section 1 of the Bylaws of the Company, effective immediately, increasing the possible size of the Board of Directors. Previously, the Bylaws provided that the number of members of the Board of Directors would be not less than 9 nor more than 11, with the exact number set by resolution of the Board of Directors. After the amendment, the Bylaws provide that this number is no less than 9 nor more than 13, with the exact number set by resolution of the Board of Directors. The complete text of the amendment is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(c)      Exhibits.  The following exhibit is filed herewith:

                  3.1    Amendment to Bylaws of the Company dated March 1, 2005.





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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 4, 2005

                                     APPLEBEE'S INTERNATIONAL, INC.


                                By:   /s/ Steven K. Lumpkin
                                     ------------------------------------
                                     Steven K. Lumpkin
                                     Executive Vice President and
                                     Chief Financial Officer



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


                                  EXHIBIT INDEX


Exhibit
Number                                   Description
--------     -------------------------------------------------------------------
3.1          Amendment to Bylaws of the Company dated March 1, 2005





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